NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement dated December 13, 2011
to the Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.           Effective January 1, 2012, the following information is added to the section “Investing with Nationwide Funds,” which begins on page 28 of the Prospectus:

Purchasing Class A Shares without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge.  You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this Prospectus) at one time.  Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above.  However, a contingent deferred sales charge (CDSC) applies if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.  The CDSC covers the finder’s fee paid to the selling dealer (See table below).

The CDSC also does not apply:

•	if you are eligible to purchase Class A shares without a sales charge for another reason;
•	no finder’s fee was paid or
•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Sales of Class A Shares (“Finder’s Fee”) (all Funds except Nationwide Bond Index Fund)

Amount of Purchase	$1 million to $3,999,999	$4 million to $24,999,999	$25 million or more
If sold within	18 months	18 months	18 months
Amount of CDSC	1.00%	0.50%	0.25%

Contingent Deferred Sales Charge on Certain Sales of Class A Shares (“Finder’s Fee”) (Nationwide Bond Index Fund)

Amount of Purchase	$1 million to $3,999,999	$4 million to $24,999,999	$25 million or more
If sold within	18 months	18 months	18 months
Amount of CDSC	0.75%	0.50%	0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE